          ------------------------------------------------------------
          ------------------------------------------------------------
                                  HOTCHKIS AND

                                  WILEY FUNDS
          ------------------------------------------------------------
          ------------------------------------------------------------
                      Equity Fund For Insurance Companies
                                 ANNUAL REPORT
    ------------------------------------------------------------------------
                                 June 30, 2000

                           725 South Figueroa Street
                                   Suite 4000
                           Los Angeles, CA 90017-5400
                                 (213) 430-1000

                               Investment Adviser
                                Mercury Advisors
                                  Distributor
                             FAM Distributors, Inc.
         THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

     We are pleased to present to you the annual report of the Hotchkis and Wiley Equity Income Fund for the fiscal year ended June 30, 2000.

     The U.S. equity market continued its upward move for the fiscal year ended June 30, 2000, with the S&P 500 Index returning 7.4% and the Nasdaq Composite Index up an astounding 48.0%. The primary reason for the Fund's underperformance during this twelve-month period was its emphasis on value stocks during a period when technology and growth stocks greatly outperformed value.

     Although all appears to be grand, a close look behind the numbers reveals a volatile market with questionable direction. All of the gains mentioned above were posted in the third and fourth quarters of 1999 and both indexes have actually suffered losses during the first six months of 2000. The nagging question remains -- are current prices supported by fundamentals and can these prices continue to advance?

     By the first quarter of 2000, the markets began to experience an unstable pattern of performance. Investors couldn't decide whether to continue buying the pricey, high momentum winners of 1998-99 or to take profits and pay more attention to valuation. Following weak performance in January and February, the U.S. large capitalization equity market, as defined by the S&P 500 Index, rebounded to finish the first quarter with a 2.3% gain. "Value" investments continued to trail as technology issues led the charge with an 11.9% gain for the quarter.

     However, all was not sanguine for the technology sector. Beginning on March 27, 2000 and extending through April and May 2000, the Nasdaq Composite Index experienced a sharp correction, declining -31.5%. During the Nasdaq's sell-off, large cap value investments held up exceedingly well. While the S&P 500 Index was -6.8%, the Russell 1000 Value Index actually posted a gain of 0.3%. With its unwavering value focus, the Fund gained approximately 9.5% from March 27 through May 31, 2000.

     The Fund performed exceedingly well when the environment turned favorable for value investments. A lack of technology in the portfolio was the single biggest contributor to the Fund's outperformance in April and May, while exposure to many of the manufacturing cyclicals (i.e., papers and steel) was the primary detractor from performance. Also, adding to the Fund's performance was a broad based group of holdings that generated excellent returns during April and May. Northrup (+45%), Philip Morris (+24%), Waste Management (+49%), Russell Corp (+55%), Lockheed Martin (+21%) and Aetna (+20%) are but a few of our holdings where a dramatic upward reassessment of valuation by investors occurred. In short, the Fund again demonstrated that it tends to outperform not only the broad market, but also the value index, when value stocks are in favor.

     In June 2000, the market returned to its speculative pattern, bidding up the price of technology and healthcare stocks (the only two S&P 500 sectors showing positive returns), and selling off many of the value stocks that had outperformed the prior two months. June's market dynamics culminated on the last trading day of the quarter (June 30) when investors were rebalancing their portfolios to adjust for the reconstitution of the Russell 1000 Index. Unfortunately, value stocks came under selling pressure as their weight within the reconstituted index had diminished. Although we are disappointed that our

April/May outperformance of the S&P 500 Index was eliminated by the market dynamics in June, our second quarter returns still compared favorably to the Russell 1000 Value Index.

     As we have pointed out in the past, many of the more traditional value areas of the market appear incredibly oversold. Since underlying valuation (i.e., the present value of the future cash flows of a company) is the fundamental determinant of a stock's intrinsic value, we believe that adherence to our traditional value disciplines will perform well over the long-term.

     We appreciate your continued support and look forward to serving your investment needs in the months and years ahead.
Sincerely,

/s/ Nancy D. Celick
Nancy D. Celick
President
HOTCHKIS AND WILEY FUNDS

     The opinions expressed in the Shareholder letter are as of June 30, 2000. They are subject to change and any forecasts made cannot be guaranteed. The Fund may not continue to hold any securities mentioned and has no obligation to disclose purchases or sales in these securities.

                      EQUITY FUND FOR INSURANCE COMPANIES
                        JANUARY 29, 1993 - JUNE 30, 2000
[EQUITY FUND GRAPH]

                                                               EQUITY FUND FOR INSURANCE CO.              S&P 500 INDEX
                                                               -----------------------------              -------------
                                                                           10000                              10000
                                                                           10180                              10443
6/93                                                                       10472                              10494
                                                                           10785                              10764
                                                                           11072                              11012
                                                                           10346                              10593
6/94                                                                       10622                              10634
                                                                           11267                              11157
                                                                           10844                              11158
                                                                           11675                              12244
6/95                                                                       12813                              13411
                                                                           13968                              14483
                                                                           14570                              15343
                                                                           15526                              16180
6/96                                                                       15754                              16914
                                                                           16137                              17436
                                                                           17349                              18910
                                                                           17750                              19406
6/97                                                                       20199                              22792
                                                                           22260                              24526
                                                                           22950                              25222
                                                                           25497                              28743
6/98                                                                       24975                              29698
                                                                           22360                              26770
                                                                           24430                              32475
                                                                           23929                              34064
6/99                                                                       26794                              36442
                                                                           23710                              34194
                                                                           23383                              39338
                                                                           22026                              40302
6/00                                                                       21504                              39144

                                      Ended 6/30/00
                                      -------------
                                     Fund      S&P 500
------------------------------------------------------
One Year                            -19.74%     7.42%
------------------------------------------------------
Five Years                           10.92%    23.89%
------------------------------------------------------
Since Inception (1/29/93)            10.87%    19.99%
------------------------------------------------------

HOW A $10,000 INVESTMENT HAS GROWN:

    The chart above shows the growth of a $10,000 investment for the Fund as compared to the performance of the S&P 500 Index. The table below the chart shows the average annual total returns of an investment over various periods.

    Total returns and average annual total returns for the Fund are net of all charges and fees and assume reinvestment of capital gains distributions and shareholder dividends at net asset value. The investment adviser pays all of the operating expenses relating to the Fund other than the advisory fee. Were the investment adviser not to pay such expenses, net returns would be lower. Investment returns and principal will vary so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

INDEXES:

    The Nasdaq Composite Index is an unmanaged index which covers 4,500 stocks traded over-the-counter. It represents many small company stocks, but is heavily influenced by about 100 of the largest Nasdaq stocks. It is a value-weighted index calculated on price change only and does not include income.

    The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.

    The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book value ratios and lower forecasted growth values.

    The S&P 500 Index is an unmanaged, capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

    The indexes do not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. The Fund's value disciplines may prevent or restrict investment in major stocks in its benchmark index, the S&P 500 Index. It is not possible to invest directly in an index.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
June 30, 2000

                    COMMON STOCKS--95.9%                      SHARES        VALUE
------------------------------------------------------------------------------------
AEROSPACE--3.8%
     Lockheed Martin Corporation............................   16,200    $   401,963
     Northrop Grumman Corporation...........................   11,100        735,375
     Rockwell International Corporation.....................    6,000        189,000
                                                                         -----------
                                                                           1,326,338
                                                                         -----------
ALUMINUM--3.0%
     Alcoa, Inc.............................................   36,016      1,044,464
                                                                         -----------
APPAREL & TEXTILES--0.9%
     Russell Corporation....................................   15,300        306,000
                                                                         -----------
APPLIANCE & HOUSEHOLD FURNITURE--0.8%
     Whirlpool Corporation..................................    5,700        265,763
                                                                         -----------
AUTO PARTS--4.0%
     Dana Corporation.......................................   18,800        398,325
     Delphi Automotive Systems Corporation..................   15,925        231,908
     Meritor Automotive, Inc................................   10,000        110,000
     Tenneco, Inc...........................................    8,600         45,150
     TRW Inc................................................   13,600        589,900
     Visteton Corporation...................................    2,697         32,704
                                                                         -----------
                                                                           1,407,987
                                                                         -----------
AUTOS & TRUCKS--4.6%
     Ford Motor Company.....................................   20,600        885,800
     General Motors Corporation.............................   12,201        708,420
                                                                         -----------
                                                                           1,594,220
                                                                         -----------
BEVERAGES--1.1%
     Anheuser-Busch Companies, Inc..........................    5,100        380,906
                                                                         -----------
CHEMICALS--2.6%
     The Dow Chemical Company...............................   15,900        479,981
     Eastman Chemical Company...............................    8,700        415,425
                                                                         -----------
                                                                             895,406
                                                                         -----------

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2000

                                                              SHARES        VALUE
                                                              ------        -----
CONTAINERS--1.0%
     Pactiv Corporation #...................................   43,000    $   338,625
                                                                         -----------
COMPUTER SOFTWARE & SERVICES--0.4%
     Computer Associates International, Inc.................    2,600        133,088
                                                                         -----------
ELECTRIC: INTEGRATED--8.5%
     American Electric Power Company, Inc...................    4,200        124,425
     CMS Energy Corporation.................................   12,600        278,775
     DTE Energy Company.....................................   15,700        479,831
     Edison International...................................    7,100        145,550
     Entergy Corporation....................................    7,400        201,188
     GPU, Inc...............................................    5,400        146,138
     PECO Energy Company....................................   12,900        520,031
     P P & L Resources, Inc.................................   12,937        283,805
     Public Service Enterprises Group, Inc..................   10,600        367,025
     SCANA Corporation......................................   11,232        270,972
     TXU Corporation........................................    5,502        162,309
                                                                         -----------
                                                                           2,980,049
                                                                         -----------
ENGINEERING & CONSTRUCTION--0.7%
     Harsco Corporation.....................................    9,300        237,150
                                                                         -----------
FOREST PRODUCTS--2.8%
     Georgia-Pacific (Timber Group).........................   17,200        371,950
     Weyerhaeuser Company...................................   14,500        623,500
                                                                         -----------
                                                                             995,450
                                                                         -----------
HEALTHCARE: DRUGS--1.1%
     American Home Products Corporation.....................    6,500        381,875
                                                                         -----------
INSURANCE: LIFE--8.2%
     Aetna, Inc.............................................   13,800        885,787
     American General Corporation...........................    8,487        517,707
     Lincoln National Corporation...........................   16,600        599,675
     MetLife, Inc...........................................   18,550        390,709
     ReliaStar Financial Corp...............................    9,410        493,436
                                                                         -----------
                                                                           2,887,314
                                                                         -----------

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2000

                                                              SHARES        VALUE
                                                              ------        -----
INSURANCE: PROPERTY CASUALTY--4.0%
     The Allstate Corporation...............................   29,700    $   660,825
     Safeco Corporation.....................................   15,600        310,050
     St. Paul Companies, Inc................................   12,800        436,800
                                                                         -----------
                                                                           1,407,675
                                                                         -----------
LEISURE/TOYS--0.7%
     Fortune Brands, Inc....................................   10,000        230,625
                                                                         -----------
MACHINERY--0.4%
     CNH Global N.V.........................................   15,000        138,750
                                                                         -----------
MEDICAL PRODUCTS & SUPPLIES--1.3%
     Baxter International, Inc..............................    6,700        471,094
                                                                         -----------
METALS: MISC.--0.3%
     Phelps Dodge Corporation...............................    3,200        119,000
                                                                         -----------
OFFICE EQUIPMENT & SUPPLIES--1.1%
     Xerox Corporation......................................   19,400        402,550
                                                                         -----------
OIL--DOMESTIC--6.5%
     Conoco, Inc.--Class A..................................    1,600         35,200
     Conoco, Inc.--Class B..................................    5,884        144,525
     Occidental Petroleum Corporation.......................   35,200        741,400
     Phillips Petroleum Company.............................    6,400        324,400
     Sunoco Inc.............................................    2,700         79,481
     USX-Marathon Group, Inc................................   23,200        581,450
     Ultramar Diamond Shamrock Corporation..................   15,200        377,150
                                                                         -----------
                                                                           2,283,606
                                                                         -----------
OIL--INTERNATIONAL--2.7%
     Dynegy, Inc.--Class A..................................   11,600        792,425
     Texaco Inc.............................................    3,100        165,075
                                                                         -----------
                                                                             957,500
                                                                         -----------
PAPER--3.3%
     Georgia-Pacific Group..................................   15,500        406,875
     International Paper Company............................   24,865        741,288
                                                                         -----------
                                                                           1,148,163
                                                                         -----------

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2000

                                                              SHARES        VALUE
                                                              ------        -----
PHOTOGRAPHY/IMAGING--2.7%
     Eastman Kodak Company..................................   15,900    $   946,050
                                                                         -----------
POLLUTION CONTROL--1.0%
     Waste Management, Inc..................................   18,430        350,170
                                                                         -----------
RAILROADS--1.6%
     CSX Corporation........................................    3,100         65,681
     Norfolk Southern Corporation...........................   33,100        492,363
                                                                         -----------
                                                                             558,044
                                                                         -----------
REGIONAL BANKS--5.0%
     Bank One Corporation...................................   19,400        515,313
     First Security Corporation.............................    8,200        111,213
     First Union Corporation................................   13,370        331,743
     Fleet Financial Group, Inc.............................   12,000        408,000
     KeyCorp................................................   14,200        250,275
     UnionBanCal Corporation................................    7,200        133,650
                                                                         -----------
                                                                           1,750,194
                                                                         -----------
RETAIL: DEPARTMENT STORES--1.1%
     May Department Stores Company..........................   16,600        398,400
                                                                         -----------
RETAIL: GENERAL MERCHANDISE--2.1%
     J.C. Penney Company, Inc...............................   13,600        250,750
     Sears, Roebuck & Company...............................   15,100        492,638
                                                                         -----------
                                                                             743,388
                                                                         -----------
SATELLITE TELECOM--0.5%
     General Motors Corporation--Class H
       (Hughes Electronics Corporation).....................    2,200        193,050
                                                                         -----------
SAVINGS & LOANS--2.0%
     Washington Mutual, Inc.................................   24,424        705,243
                                                                         -----------
SMALL LOANS & FINANCE--3.8%
     Associates First Capital Corporation--Class A..........      742         16,555
     Fannie Mae.............................................   12,300        641,906
     Household International, Inc...........................   16,119        669,946
                                                                         -----------
                                                                           1,328,407
                                                                         -----------

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2000

                                                              SHARES        VALUE
                                                              ------        -----
STEEL--1.1%
     USX-U.S. Steel Group, Inc..............................   20,000    $   371,250
                                                                         -----------
TELEPHONE--7.9%
     AT&T Corporation.......................................   26,850        849,131
     ALLTEL Corporation.....................................    9,400        582,213
     Bell Atlantic Corporation..............................   10,780        547,759
     GTE Corporation........................................    1,400         87,150
     SBC Communications, Inc................................   16,090        695,893
                                                                         -----------
                                                                           2,762,146
                                                                         -----------
TOBACCO--2.9%
     Philip Morris Companies, Inc...........................   37,700      1,001,406
                                                                         -----------
TRUCKING/AIR FREIGHT--0.4%
     Ryder System, Inc......................................    8,000        151,500
                                                                         -----------
     Total common stocks (cost $32,621,791).................              33,592,846
                                                                         -----------

                                                              PRINCIPAL
               CERTIFICATES OF DEPOSIT--3.6%                    AMOUNT
---------------------------------------------------------------------------------------
     Brown Brothers Call Deposit, 5.5000%...................  $1,272,659      1,272,659
                                                                            -----------
     Total certificates of deposit (cost $1,272,659)........                  1,272,659
                                                                            -----------
Total investments--99.5% (cost $33,894,450).................                 34,865,505
Other assets in excess of liabilities--0.5%.................                    161,168
                                                                            -----------
     TOTAL NET ASSETS--100.0%...............................                $35,026,673
                                                                            ===========

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000

ASSETS:
     Investments, at value (cost $33,894,450)...............   $34,865,505
     Cash...................................................        20,203
     Dividends and interest receivable......................       131,537
     Receivable for investments sold........................       113,353
     Prepaid expenses.......................................           482
                                                               -----------
          Total assets......................................    35,131,080
                                                               -----------
LIABILITIES:
     Payable to Adviser.....................................        12,166
     Payable for investments purchased......................        80,157
     Accrued expenses and other liabilities.................        12,084
                                                               -----------
          Total liabilities.................................       104,407
                                                               -----------
          Net assets........................................   $35,026,673
                                                               ===========
NET ASSETS CONSIST OF:
     Paid in capital........................................   $34,238,646
     Undistributed net investment income....................         3,004
     Undistributed net realized loss on investments.........      (186,032)
     Net unrealized appreciation of securities..............       971,055
                                                               -----------
          Net assets........................................   $35,026,673
                                                               ===========
CALCULATION OF NET ASSET VALUE PER SHARE:
     Shares outstanding (unlimited shares of no par value
      authorized)...........................................     2,802,269
     Net asset value per share (offering and redemption
      price)................................................   $     12.50
                                                               ===========

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Year Ended June 30, 2000

INVESTMENT INCOME:
  Income*
     Dividends..............................................  $  1,202,987
     Interest...............................................        22,582
                                                              ------------
          Total income......................................     1,225,569
                                                              ------------
  Expenses
     Advisory fee...........................................       201,998
     Legal and auditing fees................................         5,473
     Custodian fees and expenses............................        12,630
     Accounting fee.........................................        19,367
     Administration fee.....................................         4,999
     Trustees' fees and expenses............................         3,311
     Reports to shareholders................................         8,974
     Other expenses.........................................           993
                                                              ------------
          Total expenses....................................       257,745
     Less, expense reimbursement............................       (55,747)
                                                              ------------
          Net expenses......................................       201,998
                                                              ------------
  Net investment income.....................................     1,023,571
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on securities transactions...........     1,458,307
     Net change in unrealized appreciation of securities....   (11,104,560)
                                                              ------------
          Net loss on investments...........................    (9,646,253)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ (8,622,682)
                                                              ============
     *Net of Foreign Taxes Withheld.........................  $      4,047
                                                              ============

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED           YEAR ENDED
                                                              JUNE 30, 2000        JUNE 30, 1999
                                                              -------------        -------------
OPERATIONS:
     Net investment income..................................  $  1,023,571          $   955,430
     Net realized gain on securities........................     1,458,307            1,951,485
     Net change in unrealized appreciation (depreciation) of
       securities...........................................   (11,104,560)              76,985
                                                              ------------          -----------
          Net increase (decrease) in net assets resulting
            from operations.................................    (8,622,682)           2,983,900
                                                              ------------          -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income..................................    (1,020,548)            (957,593)
     Net realized gain on securities transactions...........    (3,053,972)          (3,955,702)
                                                              ------------          -----------
          Total dividends and distributions.................    (4,074,520)          (4,913,295)
                                                              ------------          -----------
FUND SHARE TRANSACTIONS:
     Net proceeds from shares sold..........................             0                    0
     Shares issued in connection with payment of dividends
       and distributions....................................     4,074,520            4,913,295
     Cost of shares redeemed................................       (30,001)             (29,999)
                                                              ------------          -----------
          Net increase in net assets resulting from Fund
            share transactions..............................     4,044,519            4,883,296
                                                              ------------          -----------
Total increase (decrease) in net assets.....................    (8,652,683)           2,953,901

NET ASSETS:
     Beginning of year......................................    43,679,356           40,725,455
                                                              ------------          -----------
     End of year*...........................................  $ 35,026,673          $43,679,356
                                                              ============          ===========
*Including undistributed net investment income of:..........  $      3,004          $         0
                                                              ============          ===========
CHANGES IN SHARES OUTSTANDING:
     Shares sold............................................             0                    0
     Shares issued in connection with payment of dividends
       and distributions....................................       303,168              307,125
     Shares redeemed........................................        (2,047)              (1,827)
                                                              ------------          -----------
          Net increase......................................       301,121              305,298
                                                              ============          ===========

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
June 30, 2000

NOTE 1. ACCOUNTING POLICIES: The Equity Fund for Insurance Companies (the "Fund") is a series of Hotchkis and Wiley Funds (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust on August 22, 1984 and registered under the Investment Company Act of 1940. The Fund commenced operations on January 29, 1993. The sole shareholder of the Fund is The Prudential Insurance Company of America. The Fund seeks to provide current income and long-term growth of income, accompanied by growth of capital. In addition to the Fund, the Trust also offers the Balanced Fund, the Small Cap Fund, the Equity Income Fund, the International Fund, the Low Duration Fund, the Short-Term Investment Fund, the Total Return Bond Fund, the Mid-Cap Fund, and the Global Equity Fund (collectively, the "Funds"). The assets of each series are invested in separate, independently managed portfolios. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

               SECURITY VALUATION: Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") are valued at the last sale price as of 4:00 p.m., Eastern Time, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM. Unlisted securities that are not included in NSM are valued at the average of the quoted bid and asked price in the over-the-counter market. Securities for which market quotations are not otherwise available are valued at fair value as determined in good faith by Mercury Advisors (the "Adviser"), formerly Hotchkis and Wiley, under procedures established by the Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation.

               FEDERAL INCOME TAXES: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

               EXPENSE ALLOCATION: Common expenses incurred by the Trust are allocated among the Funds based upon (i) relative average net assets,
          (ii) as incurred on a specific identification basis, or (iii) evenly among the Funds, depending on the nature of the expenditure.

               USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS CONTINUED
June 30, 2000

          assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

               DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared at least annually.

               OTHER: Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified within the capital accounts.

NOTE 2. INVESTMENT ADVISORY AGREEMENT. The Fund has an investment advisory agreement with the Adviser, with which certain officers and Trustees of the Trust are affiliated. The Adviser is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. The Adviser receives a fee, computed daily and payable monthly, at an annual rate of 0.60% of the first $10 million of the Fund's average daily net assets, and 0.50% of the average daily net assets in excess of $10 million.

               The Adviser provides continuous supervision of the investment portfolio and pays all of the operating expenses relating to the Fund other than the advisory fee. For the year ended June 30, 2000, the Adviser paid $55,747 of operating expenses on behalf of the Fund.

               As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Trustees of the Trust has adopted procedures which allow the Fund, under certain conditions described in the Rule, to acquire newly-issued securities from a member of an underwriting group in which an affiliated underwriter participates.

NOTE 3. PURCHASES AND SALES OF SECURITIES. Purchases and sales of investment securities, other than short-term investments, for the year ended June 30, 2000 were $8,084,805 and $8,359,674, respectively. There were no purchases or sales of long-term U.S. government securities.

               At June 30, 2000 (for financial reporting and federal income tax purposes), net unrealized appreciation aggregated $971,055, of which $6,538,462 related to appreciated securities and $5,567,407 related to depreciated securities. At June 30, 2000, the cost of investments for book and federal income tax purposes was $33,894,450. At June 30, 2000, the Fund deferred, on a tax basis, post-October losses of $186,032. Such amounts may be used to offset future capital gains.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS CONTINUED
June 30, 2000

NOTE 4. SUBSEQUENT EVENTS. The Board of Trustees has approved a change in the name of the Fund to Mercury HW Equity Fund for Insurance Companies effective on or about October 5, 2000.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           YEAR ENDED JUNE 30,
                                                             -----------------------------------------------
                                                              2000       1999      1998      1997      1996
                                                              ----       ----      ----      ----      ----
Net Asset Value, Beginning of Year.......................... $ 17.46    $18.55    $16.32    $13.51    $11.53
                                                             -------    ------    ------    ------    ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...................................    0.39      0.41      0.41      0.39      0.34
    Net realized and unrealized gain (loss) on
      investments...........................................   (3.75)     0.70      3.31      3.30      2.26
                                                             -------    ------    ------    ------    ------
    Total from investment operations........................   (3.36)     1.11      3.72      3.69      2.60
                                                             -------    ------    ------    ------    ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)..................   (0.39)    (0.41)    (0.41)    (0.40)    (0.40)
    Distributions (from realized gains).....................   (1.21)    (1.79)    (1.08)    (0.48)    (0.22)
                                                             -------    ------    ------    ------    ------
    Total distributions.....................................   (1.60)    (2.20)    (1.49)    (0.88)    (0.62)
                                                             -------    ------    ------    ------    ------
Net Asset Value, End of Year................................ $ 12.50    $17.46    $18.55    $16.32    $13.51
                                                             =======    ======    ======    ======    ======
TOTAL RETURN................................................  (19.74)%    7.29%    23.69%    28.20%    22.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)..........................  $35.03    $43.68    $40.73    $32.96    $24.65
Ratio of expenses to average net assets:
    Before expense reimbursement............................    0.68%     0.65%     0.73%     0.75%     0.76%
    After expense reimbursement.............................    0.53%     0.52%     0.52%     0.53%     0.54%
Ratio of net investment income to average net assets:
    Before expense reimbursement............................    2.54%     2.28%     2.06%     2.50%     2.78%
    After expense reimbursement.............................    2.69%     2.41%     2.27%     2.72%     3.00%
Portfolio turnover..........................................      21%       14%       21%       22%       21%

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY FUNDS
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Hotchkis and Wiley Funds and Shareholders of the Hotchkis and Wiley Equity Fund for Insurance Companies:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Hotchkis and Wiley Equity Fund for Insurance Companies (one of the ten portfolios of Hotchkis and Wiley Funds, the "Fund") at June 30, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Milwaukee, WI
August 17, 2000